LAKE FOREST FUNDS
	Supplement dated May 20, 1997
	to the Prospectus 	dated June 16, 1996

	On May 6, 1997, the Board of Directors approved an Amended Management Agreement for the Lake Forest Funds to take effect on July 1, 1997. This Amended Management Agreement provides for an increase in the Management Fee payable by the Lake Forest Core Equity Fund from 1.00% to 1.25% of average annual net assets. In addition, the Amended Management Agreement provides for certain user fees to be charged to shareholders of both the Core Equity and Money Market Funds. These fees include exchange, wire transfer and returned check fees as well as a fee that may be charged to shareholders who maintain accounts below the minimum required balance.

	In order for these changes to take effect, the Amended Management Agreement must be approved by the shareholders of the Funds.  A Special Meeting of shareholders is set to take place on June 9, 1997.  Only shareholders of record on May 15, 1997 will be eligible to vote at the Special Meeting.
 Any decision regarding a proposed investment in either Fund should be made in light of the proposed changes to the Management Agreement.